Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 (“Amendment No. 1”) to the SECURITIES PURCHASE AGREEMENT originally dated as of March 3, 2023 (the “Agreement”), by and among Unicycive Therapeutics, Inc., a Delaware corporation with headquarters located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022 (the “Company”), and the purchasers identified on the signature pages hereto (the “Purchasers”) is dated as of March __, 2023. Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on March 3, 2023, the Company and each of the Purchasers entered into the Agreement; and

WHEREAS, the parties now desire to amend the Agreement;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1. Section 4.16(iii) is hereby amended to change the specific ratio of the reverse stock split of the Common Stock to a range of 1-for-2 to 1-for-20.

2. (A) This Amendment No. 1 shall be construed and interpreted in accordance with the laws of the State of Delaware without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B) This Amendment No. 1 shall become effective at the time that all the Purchaser execute this Amendment No. 1.

(C) Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment No. 1, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment No. 1.

(D) This Amendment No. 1 may be executed in one or more counter-parts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first stated above.

UNICYCIVE THERAPEUTICS, INC.

By:
Name:
Title:

PURCHASERS:

INVESTOR

By:
Name:
Title:
Series A-1 Convertible Preferred Stock:
Percentage:

INVESTOR

By:
Name:
Title:
Series A-1 Convertible Preferred Stock:
Percentage:

INVESTOR

By:
Name:
Title:
Series A-1 Convertible Preferred Stock:
Percentage: